UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Horizon Lines, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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4)	Date Filed:

HORIZON LINES, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

Shareholder Meeting to be held on June 03, 2008
Proxy Material Available

1     Annual Report
2     Notice & Proxy Statement

PROXY MATERIAL — VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before May 21, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1) BY INTERNET   - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL*     - sendmaterial@proxyvote.com

* If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

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See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:     Annual Meeting
Meeting Date:     June 03, 2008
Meeting Time:     11:00 AM EDT
For holders as of: April 07, 2008

Meeting Location:

Charlotte City Club
Interstate Tower 31st Floor
121 West Trade Street
Suite 3100
Charlotte, N.C. 28202

How To Vote

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

               Voting items
The Board of Directors recommends that you
vote “For” the following.

1.	Election of Directors Nominees

01  Thomas P. Storrs          02  Charles G. Raymond          03  James W. Down

The Board of Directors recommends you vote FOR the following proposal(s).

2	Proposal to amend our certificate of incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 100,000,000.

3	Proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 21, 2008.

NOTE:  Such other business as may properly come before the meeting or any adjournment thereof.

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